Filed Pursuant to Rule 497(k)

Registration No.: 033-08653

SEASONS SERIES TRUST

SA Multi-Managed Small Cap Portfolio

(the “Portfolio”)

Supplement dated October 7, 2019 to the Portfolio’s

Summary Prospectus dated July 26, 2019, as supplemented and amended to date

At an in-person meeting held on October 3, 2019, the Board of Trustees (the “Board”) of Seasons Series Trust (the “Trust”) approved the termination of PNC Capital Advisors, LLC (“PNC Advisors”) as a subadviser to the Portfolio and the appointment of Schroder Investment Management North America Inc. (“SIMNA”) as a subadviser to the portion of the Portfolio previously managed by PNC Advisors. At the meeting, the Board approved a new Subadvisory Agreement between SunAmerica Asset Management, LLC (“SunAmerica”) and SIMNA (the “Subadvisory Agreement”) to include the Portfolio.

With respect to the Subadvisory Agreement, the Board has authority, pursuant to an exemptive order granted by the Securities and Exchange Commission, to enter into subadvisory agreements without a shareholder vote. An information statement explaining the subadviser change will be mailed to shareholders of the Portfolio. The effective date of the Subadvisory Agreement will be on or about November 7, 2019 (the “Effective Date”). The following changes will take place upon the Effective Date:

The second paragraph of the section entitled “Portfolio Summary: SA Multi-Managed Small Cap Portfolio – Performance Information” is revised and restated as follows:

Effective November 7, 2019, Schroder Investment Management North America Inc. (“SIMNA”) assumed management of a portion of the Portfolio, which was previously managed by PNC Capital Advisors, LLC. Prior to December 21, 2015, ClearBridge Investments, LLC managed such portion. December 1, 2009, SunAmerica assumed management of the passively-managed portion of the Portfolio, which was previously managed by AIG Global Investment Corp.

The first sentence and the table under the section entitled “Portfolio Summary: SA Multi-Managed Small Cap Portfolio – Investment Adviser” are revised and restated as follows:

The Portfolio’s investment adviser is SunAmerica. The Portfolio is subadvised by SIMNA and J.P. Morgan Investment Management, Inc. (“JPMorgan”). SunAmerica passively manages a portion of the Portfolio. The portfolio managers are noted below.

Portfolio Managers

Name and Title	Portfolio Manager of the Portfolio Since
SunAmerica
Timothy Campion Senior Vice President and Lead Portfolio Manager	2012

Elizabeth Mauro Co-Portfolio Manager	2019
JPMorgan

Dennis S. Ruhl, CFA Managing Director and Co-Portfolio Manager	2013
Phillip D. Hart, CFA Managing Director and Co-Portfolio Manager	2013

SIMNA
Robert Kaynor, CFA Head of US Small and SMID Cap Equities and Portfolio Manager	2019

Capitalized terms used herein but not defined shall have the meanings assigned to them in the Summary Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

SCSP-812546-MSC1.1 (10/19)